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                               JPMORGAN SERIES TRUST II

                           JPMORGAN SMALL COMPANY PORTFOLIO

                          Supplement dated September 17, 2004
                         to the Prospectus dated April 16, 2004


     Effective November 16, 2004, the last two sentences of the first paragraph under the heading THE PORTFOLIO'S MAIN INVESTMENT STRATEGY are hereby deleted and replaced with the following:

     Small-cap companies are companies with market capitalizations equal to those within the universe of the Russell 2000(R) Index securities at the time of purchase. Market capitalization is the total market value of a company's shares. Sector by sector, the Portfolio's weightings are similar to those of the Russell 2000(R) Index. The Portfolio can moderately underweight or overweight sectors when it believes it will benefit performance.

    Effective November 16, 2004, following the second paragraph under the heading THE PORTFOLIO'S MAIN INVESTMENT STRATEGY, the following additional paragraphs are hereby inserted:

    Within each sector, the Portfolio focuses on those stocks that it considers most attractively valued. Stocks become candidates for sale when they appear overvalued or when the company is no longer a small-cap company. The Portfolio may also continue to hold them if it believes futher substantial growth is possible.

    The Portfolio pursues returns that exceed those of the Russell 2000(R) Index while seeking to limit its volatility relative to this index.

     The information under the heading INVESTMENT PROCESS is hereby deleted in its entirety and replaced with the following:

     In managing the Portfolio, the adviser, J.P. Morgan Investment Management Inc. (JPMIM), employs a three-step process that combines research, valuation and stock selection.

     The adviser takes an in-depth look at company prospects over a relatively long period - often as much as five years - rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

     The research findings allow the adviser to rank the companies in each sector group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

     On behalf of the Portfolio, the adviser buys and sells securities according to its own policies, using the research and valuation rankings as a basis. In general, the adviser buys equity securities that are identified as undervalued and considers selling them when they appear to be overvalued. Along with attractive valuation, the adviser often considers a number of other criteria:

     - catalysts that could trigger a rise in a stock's price
     - high potential reward compared to potential risk
     - temporary mispricings caused by market overreactions


     Effective November 16, 2004, under the heading THE PORTFOLIO'S PAST PERFORMANCE, the last sentence of the first paragraph is hereby deleted and replaced with the following information with regard to the benchmark:

     The table shows the average annual total returns for the past one year, five years and life of the Portfolio. It compares that performance to the S&P SmallCap 600 Index and the Russell 2000(R) Index, each a broad-based securities market index, and Lipper Variable Annuity Small Company Funds Average, a broad-based index. In the past, the Portfolio has compared its performance to the S&P SmallCap 600 Index but will now compare its performance to the Russell 2000(R) Index. The adviser believes that the Russell 2000(R) Index is more appropriate since it more accurately reflects the Portfolio's investment strategy.

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     Effective November 16, 2004, under the heading THE PORTFOLIO'S PAST
PERFORMANCE, the Average Annual Total Return table is hereby deleted in its entirely and replaced with the following:

AVERAGE ANNUAL TOTAL RETURN (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2003(1),(2)


                                    PAST 1 YEAR   PAST 5 YEARS   LIFE OF PORTFOLIO
                                    -----------   -----------    -----------------
JPMORGAN SMALL COMPANY PORTFOLIO          35.98          4.64                 9.96

RUSSELL 2000(R) INDEX(3)                  47.25          7.13                11.07

S&P SMALLCAP 600 INDEX(3)                 38.79          9.67                13.63

LIPPER VARIABLE ANNUITY SMALL
COMPANY FUNDS AVERAGE(3)                  41.99          7.63                10.91

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1 The Portfolio's fiscal year end is 12/31.
2 The Portfolio commenced operation on 1/3/95. Performance for the indexes is as of 1/31/95.
3 Investors cannot invest directly in an index.

                                                                     SUP-SCP-904